UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2007
MAD CATZ INTERACTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7480 Mission Valley Road, Suite 101
San Diego, California 92108
(Address of Principal Executive Offices)

(619) 683-9830
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01: Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2.01:	Completion of Acquisition or Disposition of Assets
          On November 20, 2007, Mad Catz Interactive, Inc., a corporation organized under the Canada Business Corporations Act (the “Company”), completed the acquisition of all of the issued share capital of Winkler Atlantic Holdings Limited (“WAHL”). The Company’s acquisition of WAHL was reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 20, 2007 (the “Initial Form 8-K”). The Initial Form 8-K is incorporated herein by reference. The Company is filing this Amended Current Report on Form 8-K/A to include the financial statements and unaudited pro forma financial information required by Item 9.01 of Form 8-K, which were excluded from the Initial Form 8-K in reliance on Items 9.01(a) and 9.01(b).

Item 9.01.	Financial Statements and Exhibits
          (a) Financial statements of business acquired. The audited consolidated financial statements of WAHL and subsidiaries, including, the consolidated balance sheets as of February 28, 2007 and 2006, the consolidated statements of operations, statements of shareholder’s deficit and comprehensive income (loss) and statements of cash flows for the fiscal years ended February 28, 2007 and 2006 and the notes thereto, and the Independent Auditors’ Report thereon, are filed as Exhibit 99.1 to this current report on Form 8-K/A.
           The unaudited financial statements of WAHL and subsidiaries, including the consolidated balance sheet as of August 31, 2007, and the consolidated statements of operations and cash flows for the six month periods ended August 31, 2007 and 2006 and the notes to the consolidated financial statements are filed as Exhibit 99.2 to this current report on Form 8-K/A.
           (b) Pro forma financial information. The unaudited pro forma condensed consolidated financial statements of the Company giving effect to the acquisition of WAHL, including the unaudited pro forma condensed consolidated statements of operations for the fiscal year ended March 31, 2007 and for the six month period ended September 30, 2007 are filed as Exhibit 99.3 to this current report on Form 8-K/A.
          (d) Exhibits.
23.1	Consent of KPMG LLP, Independent Auditors

99.1	Audited consolidated financial statements of WAHL as of and for the fiscal years ended February 28, 2007 and 2006

99.2	Unaudited consolidated financial statements of WAHL as of August 31, 2007 and for the six month periods ended August 31, 2007 and 2006

99.3	Unaudited pro forma condensed consolidated statements of operations of the Company for the fiscal year ended March 31, 2007 and for the six month period ended September 30, 2007

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2008	MAD CATZ INTERACTIVE, INC.
	By:	/s/ Stewart Halpern
Name: Stewart Halpern
Its: Chief Financial Officer